UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

ConnectM Technology Solutions, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ConnectM Technology Solutions, Inc.
2 Mount Royal Avenue, Suite 550
Marlborough, Massachusetts 01752
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held On November 19, 2024
Dear Stockholders:
You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of ConnectM Technology Solutions, Inc., a Delaware corporation (the “Company”), to be held on November 19, 2024, at 10:00 a.m. Eastern Time. The Special Meeting will be held in a virtual meeting format only, via live audio webcast. You will not be able to attend the Special Meeting in person. You will be able to attend and participate in the Special Meeting online by visiting https://www.cstproxy.com/connectm/2024, where you will be able to listen to the meeting live, submit questions and vote. You will need to have the control number included on your voting instruction form, on your proxy card or on the instructions that accompanied your proxy materials to participate in the virtual Special Meeting. As always, we encourage you to vote your shares prior to the Special Meeting.
You are being asked to vote on the following matters:
1.
To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of up to an aggregate of 10,391,588 shares of common stock upon the conversion of $13,739,484 of the Company’s outstanding debt into shares of common stock, par value $0.0001 per share (the “Common Stock”) of the Company at a conversion price of $2.00 per share (the “Conversion Price”) subject to adjustment (“Proposal 1” or the “Share Issuance Proposal”).

2.
To approve the adjournment of the Special Meeting by the chair of the Special Meeting to a later date, if necessary, under certain circumstances, to solicit additional proxies (i) to approve the Share Issuance Proposal, or (ii) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Special Meeting; provided that the Special Meeting is reconvened as promptly as practical thereafter (“Proposal 2” or the “Adjournment Proposal”).

These items of business are more fully described in the Proxy Statement accompanying this notice.
The record date for the Special Meeting is October 29, 2024. Only stockholders of record at the close of business on that date may vote at the Special Meeting or any adjournment thereof. Stockholders of record must have the control number included on your voting instruction form, on your proxy card or on the instructions that accompanied your proxy materials to participate in the Special Meeting. If your shares are held in street name and your voting instruction form indicates that you may vote those shares through the https://www.cstproxy.com/connectm/2024 website, then you may access, participate in, and vote at the Special Meeting with the control number indicated on your voting instruction form, on your proxy card or on the instructions that accompanied your proxy materials. Otherwise, stockholders who hold their shares in street name should contact their bank, broker, or other nominee (preferably at least five days before the Special Meeting) and obtain a “legal proxy” in order to be able to participate in or vote at the Special Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on November 19, 2024 at 10:00 a.m. Eastern Time via live audio webcast at
https://www.cstproxy.com/connectm/2024.
The Company’s Notice and proxy materials are available at https://www.cstproxy.com/connectm/2024.
By Order of the Board of Directors
/s/ Bhaskar Panigrahi

Bhaskar Panigrahi Chief Executive Officer
Marlborough, Massachusetts October 30, 2024

You are cordially invited to attend the virtual Special Meeting. Whether or not you expect to attend the Special Meeting, PLEASE VOTE YOUR SHARES. As an alternative to voting online at the Special Meeting, you may vote via the internet, by telephone or, if you receive a paper proxy card, by mailing the completed proxy card as promptly as possible in order to ensure your representation at the Special Meeting. Voting instructions are printed on your proxy card.
Even if you have voted by proxy, you may still vote online at the Special Meeting. Please note, however, that if your shares are held of record by a bank, broker or other nominee and you wish to vote at the Special Meeting, you must follow the instructions from such organization and obtain a proxy issued in your name from that record holder.

ConnectM Technology Solutions, Inc.
2 Mount Royal Avenue, Suite 550
Marlborough, Massachusetts 01752
PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
To Be Held on November 19, 2024
The ConnectM Technology Solutions, Inc. board of directors (sometimes referred to as the “Board”) is soliciting your proxy to vote at a Special Meeting of Stockholders (the “Special Meeting”) of ConnectM Technology Solutions, Inc., a Delaware corporation (sometimes referred to as “we,” “us,” the “Company” or “ConnectM”) to be held virtually, via live audio webcast at https://www.cstproxy.com/connectm/2024, on November 19, 2024, at 10:00 a.m. Eastern Time, and any one or more adjournments or postponements thereof. Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.
This Proxy Statement (including the Notice of Special Meeting of Stockholders) is first being made mailed to stockholders beginning on or about November 1, 2024.
Stockholders of record at the close of business on October 29, 2024 (the “Record Date”) will be entitled to vote at the Special Meeting. On the Record Date, there were 21,164,057 shares of common stock, par value $0.0001 per share (the “Common Stock”) outstanding. A list of stockholders entitled to vote at the Special Meeting will be available for examination by stockholders for any purpose germane to the Special Meeting for ten days before the Special Meeting during normal business hours at our address above.
MEETING AGENDA
Proposals	Page	Board Recommendation
Proposal 1: To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of up to an aggregate of 10,391,588 shares of Common Stock upon the conversion of $13,739,484 of the Company’s outstanding debt into shares of Common Stock of the Company at a conversion price of $2.00 per share (the “Conversion Price”) subject to adjustment, pursuant to certain note conversion agreements and debt conversion agreements entered into in September 2024 and October 2024 (collectively, the “Conversion Agreements”), between the Company and certain of the Company’s note holders and debt holders (“Proposal 1” or the “Share Issuance Proposal”).	7	For
Proposal 2: To approve the adjournment of the Special Meeting by the chair of the Special Meeting to a later date, if necessary, under certain circumstances, to solicit additional proxies (i) to approve the Share Issuance Proposal, or (ii) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Special Meeting; provided that the Special Meeting is reconvened as promptly as practical thereafter (“Proposal 2” or the “Adjournment Proposal”).	10	For

i

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Where and when is the Special Meeting?
The Special Meeting will be held on November 19, 2024, at 10:00 a.m. Eastern Time. The Special Meeting will be held in a virtual meeting format only, via live audio webcast on the internet, with no physical in-person meeting. A summary of the information you need to attend the Special Meeting online is provided below:
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Any stockholder may listen to the Special Meeting via audio webcast at https://www.cstproxy.com/connectm/2024. The webcast will begin at 10:00 a.m. Eastern Time.

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Stockholders of record as of the Record Date may vote during the Special Meeting via live audio webcast.

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To enter the meeting, please enter your control number.

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If you do not have your control number, you will be able to listen to the meeting only and you will not be able to vote or submit questions during the meeting.

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Instructions on how to connect to and participate in the Special Meeting via the internet are posted at https://www.cstproxy.com/connectm/2024.

We recommend that you log in approximately 5 minutes before 10:00 a.m. Eastern Time to ensure you are logged in when the Special Meeting starts.
If you plan to vote during the Special Meeting, you may still do so even if you have already returned your proxy.
What do I need in order to be able to participate in the Special Meeting online?
You will need the control number included on your voting instruction form, on your proxy card or on the instructions that accompanied your proxy materials in order to be able to vote your shares or submit questions during the Special Meeting. If you do not have your control number, you will be able to listen to the meeting only, you will not be able to vote or submit questions during the meeting. Instructions on how to connect and participate in the Special Meeting via the internet are posted at https://www.cstproxy.com/connectm/2024.
What if during the Special Meeting I have technical difficulties or trouble accessing the live audio webcast of the Special Meeting?
On the day of the Special Meeting, if you encounter any difficulties accessing the live audio webcast of the Special Meeting or during the Special Meeting, please call the technical support number that will be posted on the log-in page for our virtual Special Meeting for assistance.
Who can vote at the Special Meeting?
On the Record Date, there were 21,164,057shares of Common Stock outstanding and entitled to vote. Only stockholders of record on the Record Date will be entitled to vote at the Special Meeting.
Stockholder of Record: Shares Registered in Your Name
If on the Record Date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company), then you are a stockholder of record. As a stockholder of record, you may vote at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting virtually, we urge you to fill out and return the proxy card, or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials should be forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank, dealer or other agent regarding how to vote the shares in your account. You must follow the instructions provided by your brokerage firm, bank, or other similar organization for your bank, broker or other stockholder of record to vote your shares per your instructions. Alternatively, many brokers and banks provide the means to grant proxies or otherwise instruct them to vote your shares by telephone and via the internet, including by providing you with a 16-digit control number via email or your voting instruction form. If your shares are held in an account with a broker, bank or other stockholder of record providing such a service, you may instruct them to vote your shares by telephone (by calling the number provided in the proxy materials) or over the internet as instructed by your broker, bank or other stockholder of record. If you did not receive a 16-digit control number via email or on your voting instruction form, and you wish to vote prior to or at the virtual Special Meeting, you must follow the instructions from your broker, bank or other stockholder of record, including any requirement to obtain a valid legal proxy. Many brokers, banks and other stockholders of record allow a beneficial owner to obtain a valid legal proxy either online or by mail, and we recommend that you contact your broker, bank or other stockholder of record to do so.
How many votes do I have?
On the matter to be voted upon, you have one vote for each share of Common Stock you own as of the Record Date.
What am I voting on?
There are two matters scheduled for a vote:
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Proposal 1:   To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of up to an aggregate of 10,391,588 shares of common stock upon the conversion of $13,739,484 of the Company’s outstanding debt into shares of common stock, par value $0.0001 per share (the “Common Stock”) of the Company at a conversion price of $2.00 per share (the “Conversion Price”) subject to adjustment as described herein, pursuant to certain note conversion agreements and debt conversion agreements entered into in September 2024 and October 2024 (collectively, the “Conversion Agreements”), , between the Company and certain of the Company’s debt holders (“Proposal 1” or the “Share Issuance Proposal”).

Proposal 2:   To approve the adjournment of the Special Meeting by the chair of the Special Meeting to a later date, if necessary, under certain circumstances, to solicit additional proxies (i) to approve the Share Issuance Proposal, or (ii) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Special Meeting; provided that the Special Meeting is reconvened as promptly as practical thereafter (“Proposal 2” or the “Adjournment Proposal”).
What if another matter is properly brought before the Special Meeting?
The Board does not know of any other matters to be brought before the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment. This discretionary authority is granted when you sign the form of proxy.
How do I vote?
The procedures for voting are as follows:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record on the Record Date, you may vote at the Special Meeting, vote by proxy over the telephone, vote by proxy through the internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting and vote online during the meeting even if you have already voted by proxy.
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VOTE BY INTERNET:   To vote through the internet, go to https://www.cstproxy.com/connectm/2024 to complete an electronic proxy card. You will be asked to provide the control number from your voting instruction form, on your proxy card or on the instructions that accompanied your proxy materials. Your internet vote must be received by 11:59 p.m., Eastern Time on November 18, 2024 to be counted.

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VOTE BY PHONE:   To vote over the telephone, dial toll-free using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the voting instruction form or proxy card. Your telephone vote must be received by 11:59 p.m., Eastern Time on November 18, 2024 to be counted. Telephone instructions are as follows:

Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Conference ID:
5783274#
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VOTE BY PROXY CARD:   To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered to you and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

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VOTE DURING MEETING:   To vote online during the Special Meeting, follow the provided instructions to join the Special Meeting at https://www.cstproxy.com/connectm/2024, starting at 10:00 a.m. Eastern Time on November 19, 2024.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank, dealer or other agent, you should have received the these proxy materials or voting instruction form containing voting instructions from that organization rather than from us. Simply follow the voting instructions in the instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or bank. To vote online during the Special Meeting, you will need the control number included on your voting instruction form, on your proxy card or on the instructions that accompanied your proxy materials.
Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?
If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or online during the Special Meeting, your shares will not be voted.
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted “For” Proposal 1 and “For” Proposal 2. If any other matter is properly presented at the Special Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
If I am a beneficial owner of shares held in “street name” and I do not provide my broker or bank with voting instructions, what happens?
If you are a beneficial owner of shares held in “street name” and you do not instruct your broker how to vote your shares, the question of whether your broker will still be able to vote your shares depends on whether the New York Stock Exchange (“NYSE”) deems the particular proposal to be a “routine” matter. Although our shares are not listed with the NYSE, the NYSE regulates broker-dealers and their discretion to vote on stockholder proposals. Under the NYSE rules applicable to brokers and other similar organizations that are subject to NYSE rules, such organizations may use their discretion to vote your “uninstructed shares” with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. Under such rules and interpretations, non-routine matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported.
Proposal 1 (the Share Issuance Proposal) is considered “non-routine” and, accordingly, your broker may not vote your shares on this proposal without your instructions.
What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in “street name” does not give voting instructions to his or her broker, bank or other agent holding his or her shares as to how to vote on matters deemed to be “non-routine,” the broker, bank or other securities intermediary cannot vote the shares for such matter. When there is at least one “routine” matter to be considered at a meeting, a “broker non-vote” occurs when a separate matter is deemed “non-routine” and the broker, bank or other securities intermediary holding shares for a beneficial owner does not have discretionary voting authority with respect to the “non-routine” matter being considered and has not received instructions from the beneficial owner. Such un-voted shares on “non-routine” matters are counted as broker non-votes.
Because the NYSE has determined that Proposal 1 (the Share Issuance Proposal) is considered to be “non-routine”, we do not anticipate any broker non-votes with respect to Proposal 1 at the Special Meeting. Accordingly, it is particularly important that beneficial owners instruct their bank, broker or agent how they wish to vote their shares for the Share Issuance Proposal.
Accordingly, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker or bank by the deadline provided in the materials you receive from your broker or bank.
Who is paying for this proxy solicitation?
ConnectM will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, dealers and other agents for the cost of forwarding proxy materials to beneficial owners. In addition, we have engaged Advantage Proxy, Inc. to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $6,750 in total. If you have any questions regarding this proxy statement, you may contact Advantage Proxy Toll-Free at 877-870-8565, Collect at 206-870-8565 and by Email at KSmith@advantageproxy.com.
What does it mean if I receive more than one proxy?
If you receive more than one proxy, it means that you hold shares that are registered in more than one account. For example, if you own your shares in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and you will need to sign and return, a separate proxy card for those shares because they are held in a different form of record ownership. Therefore, to ensure that all of your shares are voted, you will need to sign and return each proxy card you receive or vote by telephone or via the Internet by using the different control number(s) on each proxy card.
Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

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You may submit another properly completed proxy card with a later date.

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You may grant a subsequent proxy by telephone or through the internet.

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You may send a timely written notice that you are revoking your proxy to: ConnectM Technology Solutions, Inc., 2 Mount Royal Avenue, Suite 550, Marlborough, Massachusetts 01752, Attention: Secretary.

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You may vote during the Special Meeting which will be hosted via the internet. Simply attending the Special Meeting online will not, by itself, revoke your proxy. Even if you plan to attend the Special Meeting online, we recommend that you also submit your proxy or voting instructions or vote by telephone or through the internet so that your vote will be counted if you later decide not to attend the Special Meeting online.

Your most current proxy card or telephone or internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker, bank, or other agent you should follow the instructions provided by your broker, bank, or other agent.
How are votes counted?
Each share of our Common Stock you own entitles you to one vote. The inspector of elections will count votes for the meeting.
With respect to Proposal 1 (the Share Issuance Proposal), the inspector of elections will separately count votes “For” and “Against,” and abstentions.
Abstentions will not be counted towards the vote total and will have no effect on Proposal 1 (the Share Issuance Proposal).
We have been advised by the NYSE that Proposal 1 (the Share Issuance Proposal) is considered “non-routine” under NYSE rules, and accordingly, your broker may not vote your shares on this proposal without instructions from you. Therefore, we do not anticipate any “broker non-votes” with respect to Proposal 1 at the Special Meeting.
With respect to Proposal 2 (the Adjournment Proposal), the inspector of elections will separately count votes “For” and “Against,” and abstentions. We have been advised by the NYSE that Proposal 2 (the Adjournment Proposal) is considered “routine” under NYSE rules, and accordingly, your broker may vote your shares on this proposal without instructions from you. Abstentions with respect to this proposal will have the effect of a vote “AGAINST” such proposal.
What vote is required for adoption or approval of the proposal and how will votes be counted?
The following table summarizes the minimum vote needed to approve the proposal and the effect of abstentions.

Proposal Number	Proposal Description	Vote Required for Approval	Voting Options	Effect of Abstentions	Effect of Broker Non-Votes (if any)	Board Recommendation
1	Share Issuance Proposal	“For” votes from the holders of a majority of total votes cast on the matter	FOR, AGAINST, or ABSTAIN	No effect	N/A	FOR
2	Adjournment Proposal	“For” votes from the holders of a majority of total votes cast on the matter	FOR, AGAINST, or ABSTAIN	AGAINST	AGAINST	FOR
What Happens if Proposal 1 is approved at the Special Meeting?
If Proposal 1 is approved at the Special Meeting, the Company will be permitted to convert the principal and accrued interest owed by the Company to certain debt holders in an amount of $13,739,484 into an aggregate amount of up to 10,391,588 shares of Company Common Stock, pursuant to the Conversion Agreements. For additional information, please see “Proposal 1 — Potential Effects of Approval of this Proposal” below.
What Happens if Proposal 1 is not approved at the Special Meeting?
If Proposal 1 is not approved at the Special Meeting, no Issuable Shares (as defined below) will be issued and the Company will remain obligated to make regular payments of interest and principal under the existing promissory notes and debt instruments that are the subject of the Conversion Agreements, which could adversely impact our ability to fund our operations.
What is the quorum requirement?
A quorum of stockholders is necessary to hold the Special Meeting. The presence, by virtual attendance or by proxy, of the holders of one-third in voting power of the shares of Common Stock issued and outstanding on the Record Date and entitled to vote at a meeting of stockholders will constitute a quorum for the transaction of business at the Special Meeting. On the Record Date, there were 21,164,057shares of Common Stock outstanding and entitled to vote. Broker non-votes and abstentions will be counted as present for the purpose of establishing a quorum
Thus, the holders of 7,054,687 shares of Common Stock must be present by virtual attendance or represented by proxy at the Special Meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, dealer or other agent) or if you vote online during the Special Meeting. Abstentions will be counted towards the quorum requirement. If there is no quorum, the chair of the Special Meeting or the holders of a majority of shares of our Common Stock present by virtual attendance at the Special Meeting or represented by proxy may adjourn the Special Meeting to another date.
How can I find out the results of the voting at the Special Meeting?
Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Special Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL 1:
THE SHARE ISSUANCE PROPOSAL
Background
From September 12, 2024 through and including October 21, 2024, ConnectM Technology Solutions, Inc., a Delaware corporation (the “Company”) entered into certain note conversion agreements and debt conversion agreements (collectively, the “Conversion Agreements”), between the Company and certain of the Company’s note holders and debt holders (each, a “Holder”), pursuant to which the Holders have agreed to convert an aggregate amount of $13,739,484 of principal and accrued but unpaid interest on certain debt instruments issued by the Company to such Holders into up to 10,391,588 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a conversion price of $2.00 per share (the “Conversion Price”) subject to adjustment, as set forth below.
Share Adjustment Mechanisms.   The number of shares issuable pursuant to the Conversion Agreements are subject to one of two adjustment mechanisms, as follows:
I.
Share Adjustment Mechanism I.   With respect to certain of the Conversion Agreements (“Mechanism I Agreements”), a share adjustment operates as follows: on the date that is the earlier of (A) six months from the date of the applicable agreement and (B) the date that a registration statement filed with the Securities and Exchange Commission registering the shares issued pursuant to the agreement, is declared effective (the “Mechanism I Reset Date”), if the Mechanism I Reset Price (as defined below) is less than $2.00 per share, then the Company shall issue to the Holder an additional number of shares of Common Stock equal to the quotient obtained by dividing (i) the product of (A) the Conversion Price less the Mechanism I Reset Price and (B) the number of shares of Common Stock initially issued to such Holder upon conversion (the “Conversion Shares”), by (ii) the Reset Price (such additional shares, the “Mechanism I Reset Shares”).

With respect to Mechanism I Agreements, “Mechanism I Reset Price” means, with respect to one share of Common Stock, the greater of (A) the volume weighted average price of the Common Stock on the principal market for the Common Stock during the period beginning at 9:30:01 a.m., New York time and ending at 4:00:00 p.m. New York time over the five (5) trading days immediately preceding the Mechanism I Reset Date and (B) $1.25 (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits or other similar events occurring after the date hereof).
II.
Share Adjustment Mechanism II.   With respect to certain other Conversion Agreements (“Adjustment II Agreements”) a share adjustment operates as follows:

(A)   On the on the date that is eighteen (18) weeks from the date that a registration statement filed with the Securities and Exchange Commission registering the Conversion Shares for resale, is declared effective (the “Mechanism II First Reset Date”), if the Mechanism II First Reset Price (as defined below) is less than the $2.00 (each, as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits or other similar events occurring after the date hereof), then the Company shall, at the Holder’s election, either (i) issue to the Holder an additional number of shares of Common Stock equal to the quotient obtained by dividing (A) the product of (1) $2.00 less the Mechanism II First Reset Price and (2) the number of Conversion Shares held by the holder as of the end of business on the Mechanism II First Reset Date by (B) the Mechanism II First Reset Price or (ii) pay to the Holder an amount equal to the product of (A) $2.00 less the Mechanism II First Reset Price and (B) the number of Conversion Shares held by the Holder as of the end of business on the Mechanism II First Reset Date.
(B)   On the date that is thirty-six (36) weeks from the date that a registration statement filed with the Securities and Exchange Commission registering the Conversion Shares for resale is declared effective (the “Mechanism II Second Reset Date”) if the Mechanism II Second Reset Price (as defined below) is less than the Mechanism II First Reset Price (each, as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits or other similar events occurring after the date hereof), then the Company shall, at the Holder’s election, either (i) issue to the Holder an additional number of shares of Common Stock equal to the quotient obtained by dividing (A) the product of (1) the Mechanism II First Reset Price less the Mechanism II Second Reset Price and (2) the number of Conversion Shares held by the Holder as of the end of business on the Mechanism II Second Reset Date by (B) the Mechanism II Second Reset Price (such additional shares, the “Mechanism II Second Reset Shares” and together with the Mechanism I Reset Shares, the “Reset Shares”) or (ii) pay to the Holder an amount equal to the product of (A) the Mechanism II First Reset Price less the Mechanism II Second Reset Price and (B) the number of Conversion Shares held by the Holder as of the end of business on the Mechanism II Second Reset Date.
(C)   In addition, on the Mechanism II Second Reset Date, if the Mechanism II Second Reset Date Market Price is less than $1.25, then the Company shall pay to the Holder an amount equal to the product of (i) $1.25 less the Mechanism II Second Reset Date Market Price and (ii) the number of Conversion Shares (including without limitation any Mechanism II Second Reset Shares) held by the Holder as of the end of business on the Mechanism II Second Reset Date (the “Make-Whole Payment”), which Make-Whole Payment shall be paid by the Company to the Holder within thirty (30) days of the Mechanism II Second Reset Date.
With respect to Mechanism II Agreements:
“Mechanism II First Reset Price” means, with respect to one share of Common Stock, the greater of (A) the volume weighted average price of the Common Stock on the principal market for the Common Stock during the period beginning at 9:30:01 a.m., New York time and ending at 4:00:00 p.m. New York time over the five (5) trading days immediately preceding the Mechanism II First Reset Date and (B) $1.25.
“Mechanism II Second Reset Price” means, with respect to one share of Common Stock, the greater of (A) the volume weighted average price of the Common Stock on the principal market for the Common Stock during the period beginning at 9:30:01 a.m., New York time and ending at 4:00:00 p.m. New York time over the five (5) trading days immediately preceding the Mechanism II Second Reset Date (the “Mechanism II Second Reset Date Market Price”) and (B) $1.25.
Accordingly, a total of 10,391,588 shares of Common Stock are issuable pursuant to the Conversion Agreements, comprised of 6,719,742 Conversion Shares and up to 3,671,846 Reset Shares (collectively, the “Issuable Shares”).
The Proposal
This is a proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of up to an aggregate of 10,391,588 shares of Common Stock upon the conversion of $13,739,484 of the Company’s outstanding debt into shares of Common Stock of the Company at a conversion price of $2.00 per share (the “Conversion Price”) subject to adjustment, pursuant to the Conversion Agreements (“Proposal 1” or the “Share Issuance Proposal”).
Why We Need Stockholder Approval
Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities.
The issuance of the Issuable Shares would not constitute a public offering under the Nasdaq Listing Rules. In addition, immediately prior to the execution of the Conversion Agreements, we had 21,164,057 shares of Common Stock issued and outstanding. Therefore, the issuance of up to 10,391,588 Issuable Shares would constitute greater than 20% of the shares of common stock outstanding immediately prior to the execution of the Conversion Agreements. Moreover, the Conversion Price is a price that is less than the lower of: (i) the closing price of the Common Stock immediately preceding the signing of the Conversion

Agreements; or (ii) the average closing price of the Common Stock for the five trading days immediately preceding the signing of the Conversion Agreements.
Accordingly, stockholder approval is required as the issuance of the Issuable Shares does not constitute a public offering under the Nasdaq Listing Rules and the previously described pricing conditions were not met.
Dilution and Potential Adverse Impact of Approval of the Share Issuance Proposal
The issuances of the Issuable Securities, will result in an increase in the number of shares of Common Stock outstanding and our stockholders will incur dilution of their percentage ownership as a result. Following such issuances, our current stockholders will own a smaller proportionate interest in the Company and, therefore, have less ability to influence corporate decisions requiring stockholder approval. The issuance of such shares could also have a dilutive effect on our book value per share and on any future earnings per share, and the sale or any resale of such shares could cause prevailing market prices for our Common Stock to decline.
Potential Effects of Non-Approval of this Proposal
The Company is not seeking the approval of stockholders to authorize its entry into the transaction described above, as the Company has already done so and such documents are already binding obligations of the Company. The failure of stockholders to approve this proposal will not negate the existing terms of the transactions or the relevant documents, which will remain binding on the Company.
If the Share Issuance Proposal is not approved at the Special Meeting, no Issuable Shares will be issued and the Company will remain obligated to make regular payments of interest and principal under the existing promissory notes and debt instruments that are the subject of the Conversion Agreements, which could adversely impact our ability to fund our operations.
Vote Required
The approval of this proposal requires “For” votes from the holders of a majority of total votes cast on the proposal in accordance with Nasdaq Listing Rule 5635-3(e). Abstentions will have no effect on the proposal. We have been advised by the NYSE that this Proposal 1 is considered “non-routine” under NYSE rules, and accordingly, your broker may not vote your shares without instructions from you. Therefore, we do not expect “broker non-votes” to exist in connection with this proposal. If a proxy card is signed and returned or otherwise voted without marking voting selections, the persons named in your proxy will vote your shares “For” this proposal.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” FOR THE APPROVAL OF THE SHARE ISSUANCE PROPOSAL.

PROPOSAL 2
THE ADJOURNMENT PROPOSAL
The Proposal
This is a proposal to approve the adjournment of the Special Meeting by the chair of the Special Meeting to a later date, if necessary, under certain circumstances, to solicit additional proxies (i) to approve the Share Issuance Proposal, or (ii) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Special Meeting; provided that the Special Meeting is reconvened as promptly as practical thereafter (“Proposal 2” or the “Adjournment Proposal”).
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our stockholders, the chair of the Special Meeting will not adjourn the Special Meeting to a later date.
Required Vote
The Adjournment Proposal will be approved and adopted only if holders of at least a majority of the issued and outstanding shares of Common Stock present in person by virtual attendance or represented by proxy and entitled to vote at the Special Meeting vote “FOR” the Adjournment Proposal. Abstentions with respect to this proposal will have the effect of a vote “AGAINST” such proposal. Broker non-votes with respect to this proposal will have no effect on the vote.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” FOR THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding beneficial ownership of our capital stock as of October 30, 2024 by:
•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock;

•
each of our directors;

•
each of our named executive officers; and

•
all of our current executive officers and directors as a group.

The following table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in a footnote to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.
Applicable percentages are based on 21,164,057 shares of our Common Stock outstanding on October 30, 2024, adjusted as required by rules promulgated by the SEC. Unless otherwise indicated, the address for the following stockholders is care of: ConnectM Technology Solutions, Inc., 2 Mount Royal Avenue, Suite 550, Marlborough, Massachusetts 01752.
Name and Address of Beneficial Owner(1)	Number of Shares	% of Class
Directors and Executive Officers of ConnectM
Bala Padmakumar(2)	2,250,000	10.6%
Bhaskar Panigrahi(6)	4,206,043	19.9%
Girish Subramanya	431,775	2.0%
Kevin Stateham(3)	24,967
Mahesh Choudhury(4)	225,936
Gautam Barua	—
Kathy Cuocolo	25,000
Stephen Markscheid	25,000
All directors and executive officers of ConnectM as a group (eight individuals)
Five Percent Holders of ConnectM:
Bala Padmakumar(2)	1,625,000	7.7%
Bhaskar Panigrahi(6)	4,206,043	19.4%

*
Less than 1%

(1)
Unless otherwise noted, the business address of each of the following individuals is c/o ConnectM Technology Solutions, Inc., 2 Mount Royal Ave., Suite 550, Marlborough, MA 01752.

(2)
Monterrey Acquisition Sponsor, LLC, (“MAS”), is the record holder of the securities reported herein. Bala Padmakumar is the managing member of MAS. Mr. Padmakumar shares voting and dispositive power over the founder shares held by MAS and may be deemed to beneficially own such shares. Bala Padmakumar, Daniel Davis, and Vivek Soni are each members of MAS. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. The post-business combination shares includes 3,040,000 shares issuable pursuant to warrants that will be exercisable following the business combination.

(3)
Consists of 24,967 shares issuable pursuant to stock options exercisable within 60 days of the date hereof.

(4)
Includes 77,798 shares issuable pursuant to stock options exercisable within 60 days of the date hereof.

(6)
Consists of (i) 3,593,921 shares held by Avanti Holdings LLC, (ii) 415,045 shares held by Mr. Panigrahi

2and (iii) 128,133 shares held by Southwood Partners LP. Mr. Panigrahi is a controlling equityholder of Avanti Holdings LLC and Southwood Partners LP. Therefore, Mr. Panigrahi may be deemed to have voting power and dispositive power over the shares held by Avanti Holdings LLC and Southwood Partners LP.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement or other Special Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
A number of brokers with account holders who are ConnectM stockholders will be “householding” the Company’s proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.
Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive separate materials, please notify your broker or ConnectM. Direct your written request to the attention of the Secretary of ConnectM Technology Solutions, Inc., 2 Mount Royal Avenue, Suite 550, Marlborough, Massachusetts 01752. Stockholders who currently receive multiple copies of the proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers.
ADDITIONAL FILINGS
We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website https://www.connectm.com and click on “SEC Filings” under the “Investors” heading. Copies of our SEC filings, are also available without charge to stockholders by contacting the Secretary of ConnectM Technology Solutions, Inc., 2 Mount Royal Avenue, Suite 550, Marlborough, Massachusetts 01752.
OTHER MATTERS
The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment. This discretionary authority is granted when you sign the form of proxy.

ANNEX A
PROXY CARD
ConnectM Technology Solutions, Inc.
2 Mount Royal Avenue, Suite 550
Marlborough, Massachusetts 01752
SPECIAL MEETING OF STOCKHOLDERS
November 19, 2024
YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE
ConnectM Technology Solutions, Inc.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
November 19, 2024
The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated October 30, 2024, in connection with the Special Meeting to be held at 10:00 a.m. ET on November 19, 2024 in a virtual meeting format at https://www.cstproxy.com/connectm/2024 and via teleconference using the following dial-in information and via teleconference using the following dial-in information:
Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Conference ID:
5783274#
The undersigned hereby appoints each of Bhaskar Panigrahi and Mahesh Choudhury, either of whom may act, as the attorney and proxy of the undersigned, with power of substitution, to vote all shares of the common stock, par value $0.0001 per share, of ConnectM Technology Solutions, Inc. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposal set forth in this Proxy Statement.
THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS TO BE VOTED ON AT THE SPECIAL METING.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSALS. This notice of meeting, the accompany proxy statement and proxy card will be available at https://www.cstproxy.com/connectm/2024.

PROPOSAL 1.   The Share Issuance Proposal — To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of up to an aggregate of 10,391,588 shares of Common Stock upon the conversion of $13,739,484 of the Company’s outstanding debt into shares of Common Stock of the Company at a conversion price of $2.00 per share, subject to adjustment.
For ☐	Against ☐	Abstain ☐
PROPOSAL 2.   The Adjournment Proposal — to approve the adjournment of the Special Meeting by the chair of the Special Meeting to a later date, if necessary, under certain circumstances, to solicit additional proxies (i) to approve the Share Issuance Proposal, or (ii) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Special Meeting; provided that the Special Meeting is reconvened as promptly as practical thereafter.
For ☐	Against ☐	Abstain ☐
Dated: , 2024
Dated: , 2024 Stockholder Signature	Stockholder’s Signature
Stockholder’s Signature
Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.
PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO
CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.